UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 13, 2014, the Board of Directors (the “Board”) of Premier Exhibitions, Inc. (the “Company”) appointed Douglas Banker to the Audit Committee of the Board in order to have the Audit Committee composed of three independent directors, as required by the listing standards of the NASDAQ Stock Market LLC.

Item 8.01.	Other Events.

On October 14, 2014, the Company issued a press release disclosing an appraisal of the Company’s Titanic artifact collection, which release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the appraisal report is also attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Premier Exhibitions, Inc., dated October 14, 2014.
99.2	2014 Appraisal Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Samuel S. Weiser
Samuel S. Weiser Executive Chairman

Date: October 14, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Premier Exhibitions, Inc., dated October 14, 2014.
99.2	2014 Appraisal Report.